EXHIBIT 4.7
                                                              -----------



         [SPECIMEN NEWELL RUBBERMAID INC. COMMON STOCK CERTIFICATE]

        NUMBER                                               COMMON STOCK
        CN
                                                                   SHARES

   [Graphic depicting a statue of a woman
   holding a sign with Newell Rubbermaid's logo]          SEE REVERSE FOR
                                                      CERTAIN DEFINITIONS


                           NEWELL RUBBERMAID INC.       CUSIP 651192 10 6

            INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


   THIS CERTIFIES THAT



   IS THE OWNER OF

   FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK $1 PAR VALUE
   OF

   Newell Rubbermaid Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued under and shall be subject to all of the provisions of the Certificate of Incorporation and the By-Laws of the Corporation and any amendments thereto, copies of which are on file with the Corporation and the Transfer Agent, to all of which the holder, by acceptance hereof, assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

   [Newell Rubbermaid logo]

   [Newell Rubbermaid corporate seal]

   Witness the seal of the Corporation and the facsimile signatures of its duly authorized officers.

   Dated:


   /s/ Dale L. Matschullat                 /s/ Joseph Galli
   -----------------------------           ----------------------
   CORPORATE SECRETARY                     PRESIDENT AND
                                           CHIEF EXECUTIVE OFFICER

                                           Countersigned and Registered:
                                           THE BANK OF NEW YORK

                                           BY





   This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between NEWELL RUBBERMAID INC. and First Chicago Trust Company of New York dated as of August 6, 1998, as amended between NEWELL RUBBERMAID INC. and The Bank of New York dated as of September 29, 2003, and as may be further amended and modified from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of NEWELL RUBBERMAID INC. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may expire or may be evidenced by separate certificates and will no longer be evidenced by this certificate. NEWELL RUBBERMAID INC. will mail to the holder of this certificate a copy of the Rights Agreement without charge promptly upon receipt of a written request therefor. Under certain circumstances, Rights issued to, or held by an Acquiring Person or Associates or Affiliates of an Acquiring Person (as defined in the Rights Agreement) and any subsequent holder of such Rights may become null and void.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM -- as tenants      UNIF GIFT MIN ACT _____Custodian _____
                   in common                        (Cust)        (Minor)

        TEN ENT -- as tenants              under Uniform Gifts to Minors
                   by the entireties       Act __________________________
                                                       (State)
        JT TEN  -- as joint tenants
                   with rights of survivorship
                   and not as tenants in
                   common

        Additional abbreviations may also be
        used though not in the above list.

        For value received _____ hereby sell assign and transfer unto



   (PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE)







                (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                      INCLUDING ZIP CODE, OF ASSIGNEE)





   __________________________________________________ Shares of the
   capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

   Dated

   Affix medallion signature                         X___________________
   guarantee imprint below                                (Signature)

                                                     X___________________
                                                          (Signature)





                                 ABOVE SIGNATURE(S) TO THIS ASSIGNMENT
                                 MUST CORRESPOND WITH THE NAME AS WRITTEN
                                 UPON THE FACE OF THE CERTIFICATE IN
                                 EVERY PARTICULAR, WITHOUT ALTERATION OR
                                 ENLARGEMENT, OR ANY CHANGE WHATEVER.

                                 THE SIGNATURE(S) MUST BE GUARANTEED BY
                                 AN ELIGIBLE GUARANTOR INSTITUTION SUCH
                                 AS A SECURITIES BROKER/DEALER,
                                 COMMERCIAL BANK & TRUST COMPANY SAVINGS
                                 AND LOAN ASSOCIATION OR A CREDIT UNION
                                 PARTICIPATING IN A MEDALLION PROGRAM
                                 APPROVED BY THE SECURITIES TRANSFER
                                 ASSOCIATION, INC.